UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Final Voting Results

At the Reed’s, Inc. 2022 Annual Meeting of Stockholders on October 5, 2022 (“2022 Annual Meeting”), the stockholders of Reed’s, Inc., a Delaware corporation (“Reed’s”) elected all of the nominees to the board of directors.

In addition, the stockholders:

●	approved, for purposes of the rules of The Nasdaq Stock Market LLC, the potential issuance of more than 19.9% of our outstanding common stock upon conversion of our 10% Secured Convertible Notes (the “Convertible Note Share Issuance Proposal”);
●	ratified the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);
●	approved an amendment to the company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of the company’s common stock, par value $0.0001 per share, by a ratio of not less than one-for-six and not more than one-for-twenty-five at any time on or prior to December 31, 2022, with the exact ratio to be set at a whole number within this range by the board of the company in its sole discretion (the “Reverse Split Proposal”);
●	approved, on an advisory basis, the compensation of Named Executive Officers (the “Say-On-Pay Proposal”); and
●	approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 2 and/ or 4 (the “Adjournment Proposal”).

Of the 112,948,266 shares of common stock outstanding on the record date of August 26, 2022, a total of 80,833,089 shares were voted in person or by proxy, representing 71.57% of the votes entitled to be cast, constituting a majority and therefore more than a quorum of the outstanding shares entitled to vote. Votes were cast as follows:

1. To elect John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno Jr., Leon M. Zaltzman and Thomas W. Kosler and to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification:

		Vote		Broker
	Vote For	Against	Abstentions	Non-Vote
John J. Bello	51,921,201	4,193,359	167,782	24,550,747
Norman E. Snyder, Jr.	53,208,195	2,662,644	411,503	24,550,747
Lewis Jaffe	47,937,729	6,785,033	1,559,580	24,550,747
James C. Bass	52,058,176	2,664,406	1,559,760	24,550,747
Louis Imbrogno Jr.	52,049,840	2,674,109	1,558,393	24,550,747
Leon M. Zaltzman	53,104,030	2,734,219	444,093	24,550,747
Thomas W. Kosler	52,130,657	2,634,451	1,517,234	24,550,747

2. To approve the Convertible Note Share Issuance Proposal:

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
51,634,475	4,323,707	324,160	24,550,747

3. To ratify the Auditor Ratification Proposal:

	Vote
Vote For	Against	Abstentions
79,153,733	1,258,718	420,638

4. To approve the Reverse Split Proposal:

	Vote
Vote For	Against	Abstentions
75,047,743	5,359,899	425,446

5. To approve, on an advisory basis, the Say-On-Pay Proposal:

Vote For	Vote Against	Abstentions	Broker Non-Vote
50,806,635	4,895,960	579,746	24,550,747

6. To approve the Adjournment Proposal:

	Vote
Vote For	Against	Abstentions
76,587,855	4,028,315	216,917

Item 7.01 Regulation FD Disclosure.

After adjourning the annual meeting, Reed’s management disclosed the following in response to stockholder questions:

Two interim deadlines were set by the Nasdaq Hearings Panel on September 22, 2022, as follows:

The first, which has been satisfied at the 2022 Annual Meeting, was receipt of stockholder approval on or before October 5, 2022 for the Convertible Share Issuance Proposal and the Reverse Split Proposal the reverse split and debt to equity conversion.

On or before November 1, 2022, the Company must file a Form S-1 registration statement with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: October 6, 2022	By:	/s/ Thomas J. Spisak
Thomas J. Spisak,
Chief Financial Officer